Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS FOURTH QUARTER FINANCIAL RESULTS

•Fourth quarter sales were $152.4 million, flat sequentially and down 12% versus Q4 2023
•Net income attributable to DMC was $0.3 million, while total net loss was $1.2 million
•Adjusted net income attributable to DMC* was $1.8 million, or $0.09, per diluted share
•Adjusted EBITDA attributable to DMC* was $10.4 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $11.9 million

BROOMFIELD, Colo. - February 24, 2025 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its fourth quarter ended December 31, 2024. Stabilization at DMC’s three manufacturing businesses led to sales and earnings results that were above management’s forecasts, while progress was made on several internal initiatives that should benefit future periods. Fourth quarter sales were $152.4 million versus a forecasted range of $138 million to $148 million, while adjusted EBITDA attributable to DMC was $10.4 million versus guidance of $5 million to $8 million.

Sales at Arcadia, DMC’s architectural building products business, were up 4% sequentially and down 11% versus last year’s fourth quarter. Sales of commercial exterior products, which generate approximately 75% of Arcadia’s total revenue, were up modestly versus both the 2024 third quarter and comparable prior-year period. The year-over-year decline in fourth quarter sales principally reflects weak demand from the luxury home market for Arcadia’s premium residential windows and doors.

Jim Schladen, who recently rejoined Arcadia as president, is focused on a “back-to-basics” approach to driving sales and earnings growth, further strengthening the core commercial operations, and implementing an improvement plan for Arcadia’s high-end residential window and door offering. This plan may include the rightsizing of certain underperforming offerings.

At DynaEnergetics, DMC’s energy products business, fourth quarter sales declined 9% sequentially and 15% year-over-year. The sequential decline reflects a seasonal slowdown in North American onshore well completions, which was partially offset by strong international demand. The year-over-year sales decline principally reflects lower pricing in North America.

During the fourth quarter, DynaEnergetics introduced the next generation of its DynaStage perforating system, the leading modular perforating gun in the unconventional oil and gas industry. The new model brings a further improvement in down-hole reliability. Having been fully value reengineered to reduce material and complexity, it is lighter and more compact than its predecessor. All customers have completed the transition to the new system, which is being embraced for its unique and superior value proposition. DynaEnergetics also completed the first phase of a major automation project at its North American manufacturing center in Blum, Texas. Phase two is on track for completion in the second quarter.

At NobelClad, DMC’s composite metals business, strong shipments led to the second best quarterly sales performance in more than a decade. Fourth quarter sales increased 14% sequentially, but declined 8% versus last year’s fourth quarter, which was NobelClad’s strongest sales quarter since 2013. Order backlog at the end of the fourth quarter was $49 million versus $59 million at the end of the third quarter, reflecting robust fourth quarter shipments that were not sufficiently offset by new bookings. Inquiries and order opportunities within NobelClad’s primary U.S. downstream energy market had improved throughout the fourth quarter and have remained healthy in the first quarter. NobelClad is focused on converting as many of these opportunities as possible into firm orders.

The Company believes Arcadia and DynaEnergetics have made significant progress stabilizing and improving their operations, positioning them to fully participate in future recoveries of their respective end markets. DMC’s focus prospectively is on margin expansion, EBITDA growth and debt reduction. During December 2024, DMC reached an agreement with its Arcadia joint venture partners to extend its put obligation until no earlier than September 2026. This extension will provide the company with significant optionality to deleverage its balance sheet with free cash flow while exploring opportunities to refinance on more favorable terms.

Guidance
First quarter sales are expected to be in a range of $146 million to $154 million, while adjusted EBITDA is expected in a range of $8 million to $11 million. DMC said its businesses are closely monitoring evolving U.S. and reciprocal tariff policies.

Summary Fourth Quarter Results

	Three months ended			Change
(Amounts in 000’s, except Per Share Data)	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$152,374	$152,429	$174,036	—%	(12)%
Gross profit percentage	20.8%	19.8%	26.1%
SG&A	$25,126	$28,205	$27,179	(11)%	(8)%
Net (loss) income	$(1,156)	$(159,416)	$3,569	99%	(132)%
Net income (loss) attributable to DMC	$296	$(101,323)	$2,764	100%	(89)%
Diluted net (loss) income per share attributable to DMC	$(0.17)	$(8.27)	$0.01	98%	(1,800)%
Adjusted net income (loss) attributable to DMC	$1,754	$(9,615)	$5,179	118%	(66)%
Adjusted diluted net income (loss) per share	$0.09	$(0.49)	$0.26	118%	(65)%
Adjusted EBITDA attributable to DMC	$10,382	$5,671	$19,589	83%	(47)%
Adjusted EBITDA before NCI allocation	$11,876	$7,015	$23,278	69%	(49)%
Adjusted EBITDA before NCI allocation margin	7.8%	4.6%	13.4%

Arcadia

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$60,272	$57,818	$67,958	4%	(11)%
Gross profit percentage	22.4%	23.5%	27.8%
Adjusted EBITDA attributable to DMC	$2,243	$2,014	$5,533	11%	(59)%
Adjusted EBITDA before NCI allocation	3,737	3,358	9,222	11%	(59)%
Adjusted EBITDA before NCI allocation margin	6.2%	5.8%	13.6%
•Sales decline vs. Q4 2023 reflects weak demand from luxury residential market.
•Adjusted EBITDA decline vs. prior-year quarter was disproportionate to sales decline due to higher fixed costs associated with the manufacturing of luxury residential products.

DynaEnergetics

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$63,675	$69,679	$75,306	(9)%	(15)%
Gross profit percentage	15.1%	12.0%	21.4%
Adjusted EBITDA	$5,098	$414	$9,286	1,131%	(45)%
Adjusted EBITDA margin	8.0%	0.6%	12.3%
•Year-over-year sales decline was attributable to lower pricing in North America, while sequential sales decline reflects slowdown in North American well-completion activity.
•Year-over-year margin decline reflects lower pricing, while sequential margin improvement was due to third-quarter inventory and bad-debt charges.

NobelClad

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$28,427	$24,932	$30,772	14%	(8)%
Gross profit percentage	30.5%	33.2%	33.8%
Adjusted EBITDA	$5,848	$5,776	$7,608	1%	(23)%
Adjusted EBITDA margin	20.6%	23.2%	24.7%
•Rolling 12-month bookings were $96.6 million, and the 12-month book-to-bill ratio was 0.92.

Summary 2024 Results

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Net sales	$642,851	$719,188	(11)%
Gross profit percentage	23.4%	29.5%
SG&A	$108,656	$124,442	(13)%
Net (loss) income	$(151,960)	$34,759	(537)%
Net (loss) income attributable to DMC	$(94,452)	$26,259	(460)%
Diluted net (loss) income per share attributable to DMC	$(8.20)	$1.08	(859)%
Adjusted net income attributable to DMC	$1,981	$35,316	(94)%
Adjusted diluted net income per share	$0.10	$1.81	(94)%
Adjusted EBITDA attributable to DMC	$52,156	$96,063	(46)%
Adjusted EBITDA before NCI allocation	$62,334	$115,908	(46)%
Adjusted EBITDA before NCI allocation margin	9.7%	16.1%

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=LMDq0nQw

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), the Company also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding the Company’s operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

DMC is unable to reconcile its expected first quarter 2025 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including first quarter 2025 guidance on sales and adjusted EBITDA; our expectations that future periods should benefit from internal initiatives, that Arcadia’s “back-to-basics” approach will drive sales and earnings growth, the potential rightsizing of certain underperforming offerings at Arcadia, DynaEnergetics’ expected second-quarter completion of phase two of its automation initiative, our belief that Arcadia and DynaEnergetics will be positioned to participate in future recoveries of their respective end markets, and DMC’s belief that it can expand margins, grow EBITDA and reduce debt. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
NET SALES	$152,374	$152,429	$174,036	—%	(12)%
COST OF PRODUCTS SOLD	120,675	122,324	128,682	(1)%	(6)%
Gross profit	31,699	30,105	45,354	5%	(30)%
Gross profit percentage	20.8%	19.8%	26.1%
COSTS AND EXPENSES:
General and administrative expenses	15,449	14,349	15,056	8%	3%
Selling and distribution expenses	9,677	13,856	12,123	(30)%	(20)%
Amortization of purchased intangible assets	5,278	5,278	5,666	—%	(7)%
Goodwill impairment	—	141,725	—	(100)%	—%
Strategic review expenses	1,813	1,763	—	3%	100%
Restructuring expenses and asset impairments	178	2,069	3,251	(91)%	(95)%
Total costs and expenses	32,395	179,040	36,096	(82)%	(10)%
OPERATING (LOSS) INCOME	(696)	(148,935)	9,258	100%	(108)%
OTHER INCOME (EXPENSE):
Other income (expense), net	145	(520)	(1,445)	128%	110%
Interest expense, net	(1,918)	(2,113)	(2,311)	(9)%	(17)%
(LOSS) INCOME BEFORE INCOME TAXES	(2,469)	(151,568)	5,502	98%	(145)%
INCOME TAX (BENEFIT) PROVISION	(1,313)	7,848	1,933	117%	168%
NET (LOSS) INCOME	(1,156)	(159,416)	3,569	99%	(132)%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(1,452)	(58,093)	805	98%	(280)%
NET INCOME (LOSS) ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$296	$(101,323)	$2,764	100%	(89)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.17)	$(8.27)	$0.01	98%	(1,800)%
Diluted	$(0.17)	$(8.27)	$0.01	98%	(1,800)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,730,643	19,706,587	19,561,494	—%	1%
Diluted	19,730,643	19,706,587	19,580,750	—%	1%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023
Net income (loss) attributable to DMC Global Inc. stockholders	$296	$(101,323)	$2,764
Adjustment of redeemable noncontrolling interest	(1,059)	(61,687)	(2,581)
Deemed dividend	(2,500)	—	—
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(3,263)	$(163,010)	$183

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
NET SALES	$642,851	$719,188	(11)%
COST OF PRODUCTS SOLD	492,282	507,136	(3)%
Gross profit	150,569	212,052	(29)%
Gross profit percentage	23.4%	29.5%
COSTS AND EXPENSES:
General and administrative expenses	61,401	75,341	(19)%
Selling and distribution expenses	47,255	49,101	(4)%
Amortization of purchased intangible assets	21,155	22,667	(7)%
Goodwill impairment	141,725	—	100%
Strategic review expenses	7,765	—	100%
Restructuring expenses and asset impairments	2,526	3,766	(33)%
Total costs and expenses	281,827	150,875	87%
OPERATING (LOSS) INCOME	(131,258)	61,177	(315)%
OTHER EXPENSE:
Other expense, net	(1,068)	(1,782)	(40)%
Interest expense, net	(8,664)	(9,516)	(9)%
(LOSS) INCOME BEFORE INCOME TAXES	(140,990)	49,879	(383)%
INCOME TAX PROVISION	10,970	15,120	(27)%
NET (LOSS) INCOME	(151,960)	34,759	(537)%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(57,508)	8,500	(777)%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(94,452)	$26,259	(460)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(8.20)	$1.08	(859)%
Diluted	$(8.20)	$1.08	(859)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,667,673	19,504,542	1%
Diluted	19,667,673	19,518,382	1%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Twelve months ended
	Dec 31, 2024	Dec 31, 2023
Net (loss) income attributable to DMC Global Inc. stockholders	$(94,452)	$26,259
Adjustment of redeemable noncontrolling interest	(64,260)	(4,870)
Deemed dividend	(2,500)	—
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(161,212)	$21,389

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$60,272	$57,818	$67,958	4%	(11)%
Gross profit	13,493	13,562	18,910	(1)%	(29)%
Gross profit percentage	22.4%	23.5%	27.8%
COSTS AND EXPENSES:
General and administrative expenses	8,237	7,223	7,012	14%	17%
Selling and distribution expenses	3,505	4,210	4,028	(17)%	(13)%
Amortization of purchased intangible assets	5,278	5,278	5,652	—%	(7)%
Goodwill impairment	—	141,725	—	(100)%	—%
Restructuring expenses and asset impairments	118	248	—	(52)%	100%
Operating (loss) income	(3,645)	(145,122)	2,218	97%	(264)%
Adjusted EBITDA	3,737	3,358	9,222	11%	(59)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,494)	(1,344)	(3,689)	11%	(60)%
Adjusted EBITDA attributable to DMC Global Inc.	$2,243	$2,014	$5,533	11%	(59)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Net sales	$249,763	$298,909	(16)%
Gross profit	67,025	92,252	(27)%
Gross profit percentage	26.8%	30.9%
COSTS AND EXPENSES:
General and administrative expenses	30,881	30,488	1%
Selling and distribution expenses	16,299	17,749	(8)%
Amortization of purchased intangible assets	21,111	22,608	(7)%
Goodwill impairment	141,725	—	100%
Restructuring expenses and asset impairments	645	—	100%
Operating (loss) income	(143,636)	21,407	(771)%
Adjusted EBITDA	$25,446	$49,612	(49)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	$(10,178)	$(19,845)	(49)%
Adjusted EBITDA attributable to DMC Global Inc.	$15,268	$29,767	(49)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$63,675	$69,679	$75,306	(9)%	(15)%
Gross profit	9,604	8,347	16,127	15%	(40)%
Gross profit percentage	15.1%	12.0%	21.4%
COSTS AND EXPENSES:
General and administrative expenses	2,634	2,299	2,937	15%	(10)%
Selling and distribution expenses	3,588	7,276	5,584	(51)%	(36)%
Amortization of purchased intangible assets	—	—	14	—%	(100)%
Restructuring expenses and asset impairments	60	1,821	3,011	(97)%	(98)%
Operating income (loss)	3,322	(3,049)	4,581	209%	(27)%
Adjusted EBITDA	$5,098	$414	$9,286	1,131%	(45)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Net sales	$287,686	$315,026	(9)%
Gross profit	50,055	86,701	(42)%
Gross profit percentage	17.4%	27.5%
COSTS AND EXPENSES:
General and administrative expenses	10,835	15,806	(31)%
Selling and distribution expenses	21,128	21,472	(2)%
Amortization of purchased intangible assets	44	59	(25)%
Restructuring expenses and asset impairments	1,881	3,011	(38)%
Operating income	16,167	46,353	(65)%
Adjusted EBITDA	$24,803	$56,270	(56)%

NobelClad

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net sales	$28,427	$24,932	$30,772	14%	(8)%
Gross profit	8,676	8,269	10,416	5%	(17)%
Gross profit percentage	30.5%	33.2%	33.8%
COSTS AND EXPENSES:
General and administrative expenses	1,092	1,110	1,114	(2)%	(2)%
Selling and distribution expenses	2,534	2,190	2,435	16%	4%
Operating income	5,050	4,969	6,867	2%	(26)%
Adjusted EBITDA	$5,848	$5,776	$7,608	1%	(23)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Net sales	$105,402	$105,253	—%
Gross profit	33,811	33,529	1%
Gross profit percentage	32.1%	31.9%
COSTS AND EXPENSES:
General and administrative expenses	4,299	4,092	5%
Selling and distribution expenses	9,461	9,570	(1)%
Restructuring expenses and asset impairments	—	440	(100)%
Operating income	20,051	19,427	3%
Adjusted EBITDA	$23,226	$22,760	2%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	From year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$14,289	$14,511	$31,040	(2)%	(54)%
Marketable securities	—	—	12,619	-	(100)%
Accounts receivable, net	103,361	110,996	106,205	(7)%	(3)%
Inventories	152,580	165,636	166,712	(8)%	(8)%
Prepaid expenses and other	18,792	16,734	10,236	12%	84%

Total current assets	289,022	307,877	326,812	(6)%	(12)%

Property, plant and equipment, net	129,276	129,674	129,267	—%	—%
Goodwill	—	—	141,725	—%	(100)%
Purchased intangible assets, net	174,104	179,380	195,260	(3)%	(11)%
Other long-term assets	78,935	85,079	91,431	(7)%	(14)%

Total assets	$671,337	$702,010	$884,495	(4)%	(24)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$45,059	$55,883	$40,202	(19)%	12%
Contract liabilities	23,162	21,263	21,621	9%	7%
Accrued income taxes	7,574	16,616	12,810	(54)%	(41)%
Current portion of long-term debt	2,500	2,500	15,000	—%	(83)%
Other current liabilities	35,807	33,787	36,828	6%	(3)%

Total current liabilities	114,102	130,049	126,461	(12)%	(10)%

Long-term debt	68,318	71,715	100,851	(5)%	(32)%
Deferred tax liabilities	711	1,702	1,956	(58)%	(64)%
Other long-term liabilities	50,155	54,940	57,172	(9)%	(12)%
Redeemable noncontrolling interest	187,080	187,080	187,760	—%	—%
Stockholders’ equity	250,971	256,524	410,295	(2)%	(39)%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$671,337	$702,010	$884,495	(4)%	(24)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(1,156)	$(159,416)	$3,569	$(151,960)	$34,759
Adjustments to reconcile net (loss) income to net cash from operating activities:
Depreciation	3,597	3,444	3,546	13,891	13,840
Amortization of purchased intangible assets	5,278	5,278	5,666	21,155	22,667
Amortization of deferred debt issuance costs	217	217	141	841	553
Stock-based compensation	1,799	1,772	1,712	6,902	10,270
Bad debt expense	(49)	3,943	1,006	4,930	1,146
Deferred income taxes	(515)	6,026	(1,248)	4,219	970
Asset impairments	138	1,044	1,956	1,182	2,471
Goodwill impairment	—	141,725	—	141,725	—
Unrealized gain on marketable securities	—	—	(148)	—	(148)
Other	(1,242)	712	1,859	(1,318)	(181)
Change in working capital, net	3,744	14,257	5,120	5,029	(20,420)
Net cash provided by operating activities	11,811	19,002	23,179	46,596	65,927
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	—	—	(4,955)	—	(12,471)
Proceeds from maturities of marketable securities	—	—	—	3,000	—
Proceeds from sales of marketable securities	—	—	—	9,619	—
Acquisition of property, plant and equipment	(5,684)	(6,085)	(8,519)	(17,284)	(15,974)
Proceeds from property, plant and equipment reimbursements	587	406	—	993	—
Proceeds on sale of property, plant and equipment	3	—	344	103	344
Net cash used in investing activities	(5,094)	(5,679)	(13,130)	(3,569)	(28,101)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(625)	(3,750)	(119,375)	—
Borrowings on term loan	—	—	—	50,000	(17,500)
Borrowings on revolving loans	12,500	500	—	90,150	—
Repayments on revolving loans	(15,375)	(9,875)	—	(65,775)	—
Payments of debt issuance costs	—	—	—	(2,735)	—
Distributions to redeemable noncontrolling interest holder	(124)	(3,649)	(3,170)	(8,445)	(13,515)
Payment of deemed dividend to noncontrolling interest holder	(2,500)	—	—	(2,500)	—
Net proceeds from issuance of common stock to employees	—	—	102	132	314
Treasury stock activity	(240)	(48)	(153)	(1,240)	(2,481)
Net cash used in financing activities	(6,364)	(13,697)	(6,971)	(59,788)	(33,182)
EFFECTS OF EXCHANGE RATES ON CASH	(575)	318	(98)	10	1,252

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(222)	(56)	2,980	(16,751)	5,896
CASH AND CASH EQUIVALENTS, beginning of the period	14,511	14,567	28,060	31,040	25,144
CASH AND CASH EQUIVALENTS, end of the period	$14,289	$14,511	$31,040	$14,289	$31,040

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Net (loss) income	(1,156)	(159,416)	3,569	99%	(132)%
Interest expense, net	1,918	2,113	2,311	(9)%	(17)%
Income tax (benefit) provision	(1,313)	7,848	1,933	117%	168%
Depreciation	3,597	3,444	3,546	4%	1%
Amortization of purchased intangible assets	5,278	5,278	5,666	—%	(7)%
EBITDA	8,324	(140,733)	17,025	106%	(51)%
Stock-based compensation	1,706	1,671	1,557	2%	10%
Goodwill impairment	—	141,725	—	(100)%	—%
Strategic review expenses	1,813	1,763	—	3%	100%
Restructuring expenses and asset impairments	178	2,069	3,251	(91)%	(95)%
Other (income) expense, net	(145)	520	1,445	128%	110%
Adjusted EBITDA	$11,876	$7,015	$23,278	69%	(49)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,494)	(1,344)	(3,689)	11%	(60)%
Adjusted EBITDA attributable to DMC Global Inc.	$10,382	$5,671	$19,589	83%	(47)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Net (loss) income	$(151,960)	$34,759	(537)%
Interest expense, net	8,664	9,516	(9)%
Income tax provision	10,970	15,120	(27)%
Depreciation	13,891	13,840	—%
Amortization of purchased intangible assets	21,155	22,667	(7)%
EBITDA	(97,280)	95,902	(201)%
Stock-based compensation	6,530	10,115	(35)%
Goodwill impairment	141,725	—	100%
Strategic review expenses	7,765	—	100%
Restructuring expenses and asset impairments	2,526	3,766	(33)%
CEO transition expenses	—	4,343	(100)%
Other expense, net	1,068	1,782	(40)%
Adjusted EBITDA	$62,334	$115,908	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(10,178)	(19,845)	(49)%
Adjusted EBITDA attributable to DMC Global Inc.	$52,156	$96,063	(46)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income (Loss)* and Adjusted Diluted Earnings per Share

*Net income (loss) attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest and deemed dividend for purposes of calculating earnings per share

	Three months ended December 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$296	$0.02
Strategic review expenses, net of tax	1,360	0.07
Restructuring expenses and asset impairments, net of tax	98	—
As adjusted	$1,754	$0.09
(1) Calculated using diluted weighted average shares outstanding of 19,730,643

	Three months ended September 30, 2024
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(101,323)	$(5.14)
Goodwill impairment, net of tax	85,035	4.31
Strategic review expenses, net of tax	1,322	0.07
Restructuring expenses and asset impairments, net of tax	1,451	0.07
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$(9,615)	$(0.49)
(1) Calculated using diluted weighted average shares outstanding of 19,706,587

	Three months ended December 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$2,764	$0.14
Restructuring expenses and asset impairments, net of tax	2,415	0.12
As adjusted	$5,179	$0.26
(1) Calculated using diluted weighted average shares outstanding of 19,580,750

	Twelve months ended December 31, 2024
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(94,452)	$(4.80)
Goodwill impairment, net of tax	85,035	4.32
Strategic review expenses, net of tax	5,824	0.30
Restructuring expenses and asset impairments, net of tax	1,674	0.08
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$1,981	$0.10
(1) Calculated using diluted weighted average shares outstanding of 19,667,673

	Twelve months ended December 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$26,259	$1.35
CEO transition expenses and accelerated stock-based compensation, net of tax	6,284	0.32
Restructuring expenses and asset impairments, net of tax	2,773	0.14
As adjusted	$35,316	$1.81
(1) Calculated using diluted weighted average shares outstanding of 19,518,382

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Operating (loss) income, as reported	$(3,645)	$(145,122)	$2,218	97%	(264)%
Adjustments:
Depreciation	1,004	914	1,020	10%	(2)%
Amortization of purchased intangible assets	5,278	5,278	5,652	—%	(7)%
Stock-based compensation	982	315	332	212%	196%
Goodwill impairment	—	141,725	—	(100)%	—%
Restructuring expenses and asset impairments	118	248	—	(52)%	100%
Adjusted EBITDA	3,737	3,358	9,222	11%	(59)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,494)	(1,344)	(3,689)	11%	(60)%
Adjusted EBITDA attributable to DMC Global Inc.	$2,243	$2,014	$5,533	11%	(59)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Operating (loss) income, as reported	$(143,636)	$21,407	(771)%
Adjustments:
Depreciation	3,681	3,695	—%
Amortization of purchased intangible assets	21,111	22,608	(7)%
Stock-based compensation	1,920	1,571	22%
Goodwill impairment	141,725	—	100%
Restructuring expenses and asset impairments	645	—	100%
CEO transition expenses	—	331	(100)%
Adjusted EBITDA	25,446	49,612	(49)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(10,178)	(19,845)	(49)%
Adjusted EBITDA attributable to DMC Global Inc.	$15,268	$29,767	(49)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Operating income (loss), as reported	$3,322	$(3,049)	$4,581	209%	(27)%
Adjustments:
Depreciation	1,716	1,642	1,680	5%	2%
Amortization of purchased intangible assets	—	—	14	—%	(100)%
Restructuring expenses and asset impairments	60	1,821	3,011	(97)%	(98)%
Adjusted EBITDA	$5,098	$414	$9,286	1,131%	(45)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Operating income, as reported	$16,167	$46,353	(65)%
Adjustments:
Depreciation	6,711	6,847	(2)%
Amortization of purchased intangible assets	44	59	(25)%
Restructuring expenses and asset impairments	1,881	3,011	(38)%
Adjusted EBITDA	$24,803	$56,270	(56)%

NobelClad

	Three months ended			Change
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Sequential	Year-on-year
Operating income, as reported	$5,050	$4,969	$6,867	2%	(26)%
Adjustments:
Depreciation	798	807	741	(1)%	8%
Adjusted EBITDA	$5,848	$5,776	$7,608	1%	(23)%

	Twelve months ended		Change
	Dec 31, 2024	Dec 31, 2023	Year-on-year
Operating income, as reported	$20,051	$19,427	3%
Adjustments:
Depreciation	3,175	2,893	10%
Restructuring expenses and asset impairments	—	440	(100)%
Adjusted EBITDA	$23,226	$22,760	2%